UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2009
Date of Report (Date of earliest event reported)

SAFESTITCH MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19437	11-2962080
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

4400 Biscayne Boulevard, Suite A-100, Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

(305) 575-4145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning September 21, 2009, senior executives of SafeStitch Medical, Inc. (the “Company”), will present the slides and additional financial information attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Presentation”) at the UBS Global Life Sciences Conference in New York City.  A copy of the Presentation is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended.  The information in this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Presentation materials to be given at the UBS Global Life Sciences Conference, September 21-23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFESTITCH MEDICAL, INC.

By:	/s/ Adam S. Jackson
Name: Adam S. Jackson
Title: Chief Financial Officer

Date:    September 21, 2009

Exhibit Index

Exhibit Number	Description

99.1	Presentation materials to be given at the UBS Global Life Sciences Conference, September 21-23, 2009